                                                                    EXHIBIT 10.5


                         FOURTH AMENDMENT TO REVOLVING
                         CREDIT AND SECURITY AGREEMENT
                         -----------------------------

     This FOURTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 20th day of July, 2000, by and among REPTRON ELECTRONICS, INC., a corporation organized under the laws of the State of Florida ("Reptron"); REPTRON ELECTRONICS OF PA, INC., a corporation organized under the laws of the State of Pennsylvania ("Reptron Pennsylvania"); LAKE SUPERIOR MERGER CORPORATION, a corporation organized under the laws of the State of Florida ("Superior"); HIBBING ELECTRONICS CORPORATION, a corporation organized under the laws of the State of Minnesota ("Hibbing"); REPTRON ACQUISITION, INC., a corporation organized under the laws of the State of Florida ("Acquisition"; Reptron, Reptron Pennsylvania, Superior, Hibbing and Acquisition, each a "Borrower" and collectively "Borrowers"); the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders"; and PNC BANK, NATIONAL ASSOCIATION, a national association ("PNC"), as collateral and administrative agent for Lenders (PNC, together with its successors in such capacity, the "Agent").

                                   Recitals:
                                   --------

     Agent, Lenders and Borrowers are parties to a certain Revolving Credit and Security Agreement dated January 8, 1999, as amended by that certain First Amendment to Revolving Credit and Security Agreement dated November 10, 1999, as further amended by that certain Second Amendment to Revolving Credit and Security Agreement dated February 28, 2000, and as further amended by that certain Third Amendment to Revolving Credit and Security Agreement dated May
4, 2000 (as amended at any time, the "Credit Agreement") pursuant to which Lenders have made certain revolving credit loans and other extensions of credit to Borrowers.

     The parties desire to amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   Definitions. All capitalized terms used in this Amendment, unless
          -----------
otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

     2.   Amendments to Credit Agreement. Subject to the satisfaction of the
          ------------------------------
condition precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:

          a. By deleting the definitions of "Fee Letter," "Maximum Revolving Advance Amount", "Required Lenders" and "Undrawn Availability" from
     Section 1.2 of the Credit Agreement and inserting the following in lieu thereof:

          "Fee Letter" shall mean, collectively that certain letter agreement dated December 29, 1998 among Borrowers and PNC and that certain letter agreement dated July 14, 2000 among Borrowers and PNC.

          "Maximum Revolving Advance Amount" shall mean $120,000,000.

          "Required Lenders" shall mean Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the Advances and, if no Advances are outstanding, shall mean Lenders holding sixty-six and two-thirds percent (66 2/3%) of the Commitment Percentages; provided, however, that if any
                                              --------  -------
     Lender shall be in breach of its obligations hereunder to any Borrower or Agent, including any breach resulting from its failure to honor its commitment in accordance with the terms of this Agreement, then, for so long as such breach continues, the term "Required Lenders" shall mean Lenders (excluding each Lender that is in breach of its obligations hereunder) holding at least sixty-six and two-thirds percent (66 2/3%) of the Advances, and, if no Advances are outstanding, at least sixty-six and two-thirds percent (66 2/3%) of the Commitment Percentages.

          "Undrawn Availability" at a particular date shall mean an amount equal to (a) the lesser of (i) the Formula Amount or (ii) the Maximum Revolving Advance Amount, minus (b) the sum of (i) the outstanding amount of
                     -----
     Advances, plus (ii) all amounts due and owing to Borrowers' trade creditors
               ----
     which are 60 days or more past due, plus (iii) fees and expenses for which
                                         ----
     Borrowers are liable but which have not been paid or charged to Borrowers' Account.

          b. By deleting Section 2.1(a)(y)(ii) of the Credit Agreement and inserting the following in lieu thereof:

          (ii) up to the lesser of (A) fifty percent (50%), subject to the provisions of Section 2.1(b) hereof ("Inventory Advance Rate"), of the Value of the Eligible Inventory (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "Advance Rates") or (B) $50,000,000, minus
                                 -----

          c. By inserting the following as Section 6.10 of the Credit Agreement immediately following Section 6.9:

          6.10 Inventory Appraisal. At any time that (i) the remainder of (a)
               -------------------
     the aggregate amount of outstanding Advances minus (b) the product of (1)
                                                  -----
     the Receivables Advance Rate multiplied by (2) the Net Amount of Eligible
                                  -------------
     Receivables, is greater than (ii) the product of (a) the aggregate amount of outstanding Advances, multiplied by (b) 0.3, Borrowers shall, at Agent's
                              -------------
     request, retain an independent third-party appraiser, acceptable to Agent, to conduct appraisals of the Inventory of each Borrower and all books and records in connection therewith, the scope and content of which shall be satisfactory in form and substance to Agent. Such appraisals shall be at the expense of the Lenders unless a Default or Event of Default shall exist at the time of Agent's request for such appraisals, in which event such appraisals shall be at Borrowers' expense.

          d. By deleting Section 14.9 of the Loan Agreement and inserting the following in lieu thereof:

          14.9  Delivery of Documents. To the extent Agent receives the
                ---------------------
     financial statements required under Sections 9.7, 9.8, and 9.9 or a Borrowing Base Certificate from any Borrower pursuant to the terms of this Agreement, Agent will promptly furnish such documents and information to Lenders.

          e. By deleting Section 16.6 of the Loan Agreement and inserting the following in thereof:

          16.6  Notice. Any notice, request, demand, direction or other
                ------
     communication (for purposes of this Section 16.6 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 16.6) in accordance with this Section 16.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Schedule 16.6 hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 16.6. Any Notice shall be effective:

               (a)  In the case of hand-delivery, when delivered;

               (b) For any Notice other than Notice of the occurrence of an Event of Default, if given by mail, four days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested:

               (c) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

               (d) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

               (e) For any Notice other than Notice of the occurrence of an Event of Default, in the case of electronic transmission, when actually received;

               (f) In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 16.6; and

               (g) If given by any other means (including by overnight courier), when actually received.

          Any Lender giving a Notice to any other party to this Agreement Party shall concurrently send a copy thereof to the Agent, and the Agent shall promptly notify the other Lenders of its receipt of such Notice.

               f. By adding Schedule 16.6 hereto as Schedule 16.6 to the Loan Agreement.

     3.   Lenders and Commitment Percentages. After giving effect to the
          ----------------------------------
amendments contained in Section 2 hereof, the parties hereto agree to amend the Credit Agreement to add Firstar Bank, N.A. as an additional Lender and, after giving effect to this Amendment that PNC's Commitment Percentage shall be 35%, Bank of America, N.A.'s Commitment Percentage shall be 25%, Firstar Bank, N.A.'s Commitment Percentage shall be 16 2/3%, IBM Credit Corporation's Commitment Percentage shall be 16 2/3%, and Comerica Bank's Commitment Percentage shall be 16 2/3%.

     4.   Settlement Date. Each of the Lenders agrees that the effective date of
          ---------------
this Amendment shall be a Settlement Date.

     5.   Ratification and Reaffirmation. Each Borrower hereby ratifies and
          ------------------------------
reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

     6.   Conditions Precedent. The effectiveness of the amendments contained in
          --------------------
Section 2 hereof is subject to satisfaction of each of the following conditions:
(i) Agent shall have received the favorable legal opinions of Borrowers' counsel in form and substance satisfactory to Agent, which shall cover such matters incident to the transactions contemplated by this Amendment; (ii) Borrower shall have executed and delivered to Agent a fee letter, acceptable to Agent in form and substance, and shall have paid all fees due and payable thereunder; and
(iii) Borrowers shall have delivered to Agent a Revolving Credit Note in appropriate amounts for each Lender in the form attached hereto as Exhibit A.
                                                                   ---------

     7.   Acknowledgments and Stipulations. Each Borrower acknowledges and
          --------------------------------
stipulates that the Credit Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrowers in favor of Agent are duly perfected, first priority security interests and liens, except as permitted under the Credit Agreement; that Borrowers have used $18,000,000 (subject to downward adjustments based on post-closing performance) of Advances to fund Permitted Acquisitions; and that Borrowers have used $16,200,000 of Advances used to prepay Subordinated Indebtedness.

     8.   Representations and Warranties. Borrowers represent and warrant to
          ------------------------------
Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrowers and this Amendment has been duly executed and delivered by Borrowers; and all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct on and as of the date hereof.

     9.   Breach of Amendment. This Amendment shall be part of the Credit
          -------------------
Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

     10.  Expenses of Agent and Lenders. Each Borrower agrees to pay, on
          -----------------------------
demand, all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and

Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     11.  Effectiveness: Governing Law. This Amendment shall be effective upon
          ----------------------------
acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     12.  Successors and Assigns. This Amendment shall be binding upon and inure
          ----------------------
to the benefit of the parties hereto and their respective successors and assigns.

     13.  No Novation, etc. Except as otherwise expressly provided in this
          ----------------
Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

     14.  Counterparts; Telecopied Signatures. This Amendment may be executed in
          -----------------------------------
any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     15.  Further Assurances. Each Borrower agrees to take such further actions
          ------------------
as Lender shall reasonably request from time to time in connection herewith to evidence or give effect co the amendments set forth herein or any of the transactions contemplated hereby.

     16.  Section Titles. Section titles and references used in this Amendment
          --------------
shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     17.  Release of Claims. To induce Agent and Lenders to enter into this
          -----------------
Amendment, each Borrower hereby releases, acquits and forever discharges Agent, Lenders, and all officers, directors, agents, employees, successors and assigns of Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Agent and Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent or any Lender.

     18.  Waiver of Jury Trial. To the fullest extent permitted by applicable
          --------------------
law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in, and delivered by their respective duly authorized officers on the date first written above.

                                        REPTRON ELECTRONICS, INC.


                                        By:    /s/ Michael Branca
                                           ------------------------------------
                                          Name:   Michael Branca
                                               --------------------------------
                                          Title:  Chief Financial Officer
                                                -------------------------------

                                                  [CORPORATE SEAL]


                                        REPTRON ELECTRONICS, OF PA, INC.


                                        By:    /s/ Michael Branca
                                           ------------------------------------
                                          Name:   Michael Branca
                                               --------------------------------
                                          Title:  Chief Financial Officer
                                                -------------------------------



                                        LAKE SUPERIOR MERGER CORPORATION


                                        By:    /s/ Michael Branca
                                           ------------------------------------
                                          Name:   Michael Branca
                                               --------------------------------
                                          Title:  Chief Financial Officer
                                                -------------------------------

                                                  [CORPORATE SEAL]


                                        HIBBING ELECTRONICS CORPORATION


                                        By:    /s/ Michael Branca
                                           ------------------------------------
                                          Name:   Michael Branca
                                               --------------------------------
                                          Title:  Chief Financial Officer
                                                -------------------------------

                                                  [CORPORATE SEAL]

                                        REPTRON ACQUISITION, INC.


                                        By:    /s/ Michael Branca
                                           ------------------------------------
                                          Name:   Michael Branca
                                               --------------------------------
                                          Title:  Chief Financial Officer
                                                -------------------------------

                                                  [CORPORATE SEAL]


                                        PNC BANK, NATIONAL ASSOCIATION, as
                                        a Lender and as Agent


                                        By:    /s/ Ronald J. Bochner
                                           ------------------------------------
                                          Name:    Ronald J. Bochner
                                               --------------------------------
                                          Title:   Vice President
                                               --------------------------------

                                        BANK OF AMERICA, N.A. f/k/a
                                        NationsBank. N.A., as a Lender


                                        By:     /s/ Andrew A. Doherty
                                           ------------------------------------
                                          Name:     Andrew A. Doherty
                                                -------------------------------
                                          Title:   Vice President
                                                -------------------------------

                                        FIRSTAR BANK, N.A., as a Lender


                                        By:____________________________________
                                          Name:________________________________
                                          Title:_______________________________

                                        425 Walnut Street, 10/th/ Floor
                                        Cincinnati, Ohio 45202
                                        Attn: Steven C. Kieffner

                                        Telephone:_____________________________
                                        Telecopier:____________________________
                                        E-mail:________________________________

                                        REPTRON ACQUISITION, INC.


                                        By:___________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                                [CORPORATE SEAL]


                                        PNC BANK, NATIONAL ASSOCIATION, as a
                                        Lender and as Agent


                                        By:     /s/ Ronald J. Bochner
                                           -----------------------------------
                                          Name:   /s/ Ronald J. Bochner
                                               -------------------------------
                                          Title:    VICE PRESIDENT
                                                ------------------------------


                                        BANK OF AMERICA, N.A. f/k/a
                                        NationsBank, N.A., as a Lender


                                        By:___________________________________
                                          Name:_______________________________
                                          Title:______________________________


                                        FIRSTAR BANK, N.A., as a Lender


                                        By:___________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                        425 Walnut Street, 10/th/ Floor
                                        Cincinnati, Ohio 45202
                                        Attn: Steven C. Kieffner
                                        Telephone:____________________________
                                        Telecopier:___________________________
                                        E-mail:_______________________________

                                        REPTRON ACQUISITION, INC.


                                        By:___________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                                  [CORPORATE SEAL]


                                        PNC BANK, NATIONAL ASSOCIATION, as a
                                        Lender and as Agent


                                        By:___________________________________
                                          Name:_______________________________
                                          Title:______________________________


                                        BANK OF AMERICA, N.A. f/k/a
                                        NationsBank, N.A., as a Lender


                                        By:     /s/ Andrew A. Doherty
                                           -----------------------------------
                                          Name:    Andrew A. Doherty
                                               -------------------------------
                                          Title:    Vice President
                                                ------------------------------


                                        FIRSTAR BANK, N.A., as a Lender


                                        By:___________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                        425 Walnut Street, 10/th/ Floor
                                        Cincinnati, Ohio 45202
                                        Attn: Steven C. Kieffner
                                        Telephone:____________________________
                                        Telecopier:___________________________
                                        E-mail:_______________________________

                                        REPTRON ACQUISITION, INC.


                                        By:___________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                                  [CORPORATE SEAL]


                                        PNC BANK, NATIONAL ASSOCIATION, as a
                                        Lender and as Agent


                                        By:___________________________________
                                          Name:_______________________________
                                          Title:______________________________


                                        BANK OF AMERICA, N.A. f/k/a
                                        NationsBank, N.A., as a Lender


                                        By:___________________________________
                                          Name:_______________________________
                                          Title:______________________________


                                        FIRSTAR BANK, N.A., as a Lender


                                        By:    /s/ David L. Carey
                                           -----------------------------------
                                          Name:   David L. Carey
                                               -------------------------------
                                          Title:   VP
                                                ------------------------------

                                        425 Walnut Street, 10/th/ Floor
                                        Cincinnati, Ohio 45202
                                        Attn: David L. Carey
                                        Telephone:    513-287-8321
                                                  ----------------------------
                                        Telecopier:   513-632-2040
                                                   ---------------------------
                                        E-mail:  dave_carey@firstar.com
                                               -------------------------------

                                        IBM CREDIT CORPORATION, as a Lender


                                        By:    /s/ Ronald J. Bochner
                                           -------------------------------------
                                          Name:   Ronald J. Bochner
                                               ---------------------------------
                                          Title:  MGR. Car & Specialty financing
                                                --------------------------------

                                        Address:
                                        Naoto Hayashida - Commercial Financing
                                          Credit
                                        North Castle Drive
                                        Armonk, New York 10504-1785
                                        Telephone:  (914) 765-6229
                                        Telecopier: (914) 765-6271
                                        E-mail: NAOTO@US.IBM.COM


                                        COMERICA BANK, as a Lender


                                        By:_____________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                        Address:

                                        ________________________________________
                                        ________________________________________
                                        ________________________________________
                                        Telephone:______________________________
                                        Telecopier:_____________________________
                                        E-mail:_________________________________

                                        IBM CREDIT CORPORATION, as a Lender


                                        By:_____________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                        Address:
                                        Naoto Hayashida - Commercial Financing
                                          Credit
                                        North Castle Drive
                                        Armonk, New York 10504-1785
                                        Telephone:  (914) 765-6229
                                        Telecopier: (914) 765-6271
                                        E-mail: NAOTO@US.IBM.COM


                                        COMERICA BANK, as a Lender


                                        By:    /s/ Paul J. Durosko
                                           -------------------------------------
                                          Name:   Paul J. Durosko
                                               ---------------------------------
                                          Title:     Vice President
                                                --------------------------------

                                        Address:

                                        6 Landmark Square
                                        ----------------------------------------
                                        4th Floor
                                        ----------------------------------------
                                        Stamford, CT 06901
                                        ----------------------------------------
                                        Telephone:  203-359-5791
                                                  ------------------------------
                                        Telecopier: 203-359-5891
                                                   -----------------------------
                                        E-mail:_________________________________

                                   Exhibit A

                         Form of Revolving Credit Note
                         -----------------------------

                             REVOLVING CREDIT NOTE

$ ______________                                               _______ ___, 2000

          This Revolving Credit Note is executed and delivered under and pursuant to the terms of that certain Revolving Credit and Security Agreement dated January 8, 1999 (as amended, restated, supplemented or modified from time to time, the "Loan Agreement") by and among REPTRON ELECTRONICS, INC., a Florida corporation ("Reptron"), REPTRON ELECTRONICS OF PA, INC., a Pennsylvania corporation ("Reptron Pennsylvania"), LAKE SUPERIOR MERGER CORPORATION, a Florida corporation ("Superior"), HIBBING ELECTRONICS CORPORATION, a Minnesota corporation, REPTRON ACQUISITION, INC., a Florida corporation ("Acquisition; Acquisition, Reptron, Reptron Pennsylvania, Superior, Hibbing and Acquisition are hereinafter collectively referred to as "Borrowers" and individually as a "Borrower"), PNC BANK, NATIONAL ASSOCIATION ("PNC") and the various other financial institutions named therein or which hereafter become a party thereto, (together with PNC collectively, "Lenders") and PNC as agent for Lenders (together with its successors in such capacity, "Agent"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement.

          FOR VALUE RECEIVED, Borrowers hereby jointly and severally promise to pay to the order of ______________________ ("_______"), at the office of Agent located at Two PNC Plaza, 18th Floor, Pittsburgh, Pennsylvania 15222 or at such other place as Agent may from time to time designate to Borrowers in writing:

          (i)  the principal sum of ________________________ AND ____/100
DOLLARS ($______________) or, if different, from such amount, the unpaid principal balance of _____'s Commitment Percentage of the Revolving Advances as may be due and owing under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

         (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable Revolving Interest Rate in accordance with the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate. In no event, however, shall interest exceed the maximum interest rate permitted by law.

         This Note is one of the Revolving Credit Notes referred to in the Loan Agreement and is secured by the liens granted pursuant to the Loan Agreement and the Other Documents, is entitled to the benefits of the Loan Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained.

         This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

         If an Event of Default under Section 10.7 of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is collected by or through an attorney at law. If any other Event of Default shall occur under the Loan Agreement or any of the Loan Documents, which is nor cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

         This Note shall be construed and enforced in accordance with the internal laws of the State of Georgia and is intended to take effect as a sealed instrument under Georgia law.

         Borrowers expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

         SIGNED, SEALED AND DELIVERED in _________________, _____________.

                                        REPTRON ELECTRONICS, INC.


                                        By:_______________________________
                                         Name:____________________________
                                         Title:___________________________

                                                  [CORPORATE SEAL]


                                        REPTRON ELECTRONICS OF PA, INC.


                                        By:_______________________________
                                         Name:____________________________
                                         Title:___________________________

                                                  [CORPORATE SEAL]

                                        LAKE SUPERIOR MERGER CORPORATION


                                        By:_______________________________
                                         Name:____________________________
                                         Title:___________________________

                                                  [CORPORATE SEAL]


                                        HIBBING ELECTRONICS CORPORATION


                                        By:_______________________________
                                         Name:____________________________
                                         Title:___________________________

                                                  [CORPORATE SEAL]



                                        REPTRON ACQUISITION, INC.


                                        By:_______________________________
                                         Name:____________________________
                                         Title:___________________________

                                                  [CORPORATE SEAL]

STATE OF _________ )
                   )  SS.:
COUNTY OF ________ )

          On the ___ day of ________, 2000, before me personally came _________, to me known, who being by me duly sworn, did depose and say that he is the _____________ of Reptron Electronics, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto as the act and deed of such corporation by order of the board of directors of said corporation.


                                                  ___________________________
                                                  Notary Public

STATE OF _________ )
                   )  SS.:
COUNTY OF ________ )

          On the ___ day of _________, 2000, before me personally came ________, to me known, who being by me duly sworn, did depose and say that he is the ____________ of Reptron Electronics of PA, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto as the act and deed of such corporation by order of the board of directors of said corporation.

                                                  ___________________________
                                                  Notary Public

STATE OF _________ )
                   )  SS.:
COUNTY OF ________ )

         On the _______ day of _______, 2000, before me personally came ______, to me known, who being by me duly sworn, did depose and say that he is the __________ of Lake Superior Merger Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto as the act and deed of such corporation by order of the board of directors of said corporation.

                                                  ___________________________
                                                  Notary Public

STATE OF _________ )
                   )  SS.:
COUNTY OF ________ )

         On the ____ day of ______, 2000, before me personally came _______, to me known, who being by me duly sworn, did depose and say that he is the ______ of Hibbing Electronics Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto as the act and deed of such corporation by order of the board of directors of said corporation.


                                                  _________________________
                                                  Notary Public


STATE OF _________ )
                   )  SS.:
COUNTY OF ________ )

         On the _______ day of _________, 2000, before me personally came _____, to me known, who being by me duly sworn, did depose and say that he is the ________ of Reptron Acquisition, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto as the act and deed of such corporation by order of the board of directors of said corporation.

                                                  _________________________
                                                  Notary Public

                                 Schedule 16.6

                                    Notices
                                    -------

If to Agent or PNC at:              PNC Bank, National Association
                                    Two PNC Plaza
                                    620 Liberty Avenue
                                    18th Floor
                                    Pittsburgh, Pennsylvania 15222
                                    Attention: Richard F. Muse, Jr.
                                    Telephone:  (412) 762-4471
                                    Telecopier: (412) 768-4369
                                    E-Mail: richard.muse@pncbank.com

       with a copy to:              PNC Bank, National Association
                                    One PNC Plaza
                                    22/nd/ Floor
                                    Pittsburgh, PA 15222
                                    Attn: Lisa Pierce
                                    Telephone:  (412) 762-6442
                                    Telecopier: (412) 762-8672
                                    E-Mail: lisa.pierce@pncbank.com

       with a copy to:              Parker, Hudson, Rainer & Dobbs LLP
                                    1500 Marquis Two Tower
                                    285 Peachtree Center Avenue, N.E.
                                    Atlanta, Georgia 30303
                                    Attention: C. Edward Dobbs, Esq.
                                    Telephone:  (404) 523-5300
                                    Telecopier: (404) 522-8409
                                    E-Mail: edobbs@phrd.com

If to a Lender other than PNC, as specified on the signature pages to the Agreement or on any applicable Commitment Transfer Supplement.

If to Borrowing Agent or
  any Borrower, at:                 Reptron Electronics, Inc.
                                    14401 McCormick Drive
                                    Tampa, Florida 33626
                                    Attention: President
                                    Telephone: (813) 855-4656
                                    Telecopier: (813) 855-1697
     with a copy to:                William Elson, Esq.
                                    Suite 2960
                                    3000 Town Center
                                    Southfield, Michigan 48075
                                    Telephone: (248) 353-6850
                                    Telecopier: (248) 358-4425
                                    E-mail: wlepc2@aol.com

                                      -2-